Exhibit 99.1

EnerNOC to Announce Fourth Quarter and Year End 2011 Financial Results on February 27, 2012

Company Discloses Preliminary 2011 Revenues and GAAP Net Loss Per Share; Revises Financial Outlook for 2012 and 2013

BOSTON, MA – February 21, 2012—EnerNOC, Inc. (NASDAQ: ENOC), a leading provider of energy management applications and services for the smart grid, announced today that it will release its financial results for the fourth quarter and fiscal year ended December 31, 2011 after market close on Monday, February 27, 2012. The Company will host a conference call at 5:00 p.m. Eastern Time that same day to discuss its financial results, as well as the Company’s revised financial outlook for 2012 and 2013 as described below. A recorded version of the webcast will be available shortly after the live call.

The details of the conference call webcast and replay are as follows:

What: EnerNOC Fourth Quarter and Year End 2011 Conference Call

When: Monday, February 27, 2012

Time: 5:00 p.m. Eastern Time

Live Call: (877) 837-3911, domestic

(973) 796-5063, international

Replay: (855) 859-2056, passcode 55271642, domestic

(404) 537-3406, passcode 55271642, international

Webcast: http://investor.enernoc.com/webcasts.cfm (live and replay)

The webcast will be archived on EnerNOC’s website for a period of three months.

The Company currently expects to deliver the following financial results for the year ended December 31, 2011:

The Company expects full year 2011 revenues to be between $285 million and $286 million. The Company expects a GAAP net loss per share of between $0.51 and $0.54 based on basic and diluted weighted average shares outstanding of 25.8 million. The Company expects Adjusted EBITDA* to be between $25 million and $26 million.

The expected EPS loss for 2011 includes $0.07 per share of incremental expense, previously expected to be incurred in 2012, related to termination of a financial-assurance agreement with a credit partner.

The Company has elected to revise its full year 2012 and full year 2013 financial outlook to include the potential impacts of the proposed rule changes in PJM’s capacity market, as well as other factors. The Company currently expects to deliver the following financial results for the years ending December 31, 2012 and 2013:

•	2012 revenue of between $240 million and $280 million
•	2012 GAAP net loss of between $1.00 and $1.60 per basic and diluted share

•	2012 Adjusted EBITDA of between $0 million and $20 million
•	2013 revenue of between $350 million and $400 million
•	2013 GAAP net earnings in the range of a net loss of $0.25 per basic and diluted share and a gain of $0.50 per diluted share
•	2013 Adjusted EBITDA of between $35 million and $60 million

The full year 2012 and 2013 guidance set forth above supersedes all financial guidance previously issued by the Company with respect to 2012 and 2013.

(*Please refer to the section below titled “Use of Non-GAAP Financial Measures” for non-GAAP definitions.)

These statements are forward-looking and actual results may differ materially. These statements are based on information available as of February 21, 2012, and the Company assumes no obligation to publicly update or revise its financial outlook. Investors are reminded that actual results may differ from these estimates for the reasons described below and in the Company’s filings with the Securities and Exchange Commission.

About EnerNOC

EnerNOC unlocks the full value of energy management for our utility and commercial, institutional, and industrial (C&I) customers by reducing real-time demand for electricity, increasing energy efficiency, improving energy supply transparency in competitive markets, and mitigating emissions. We accomplish this by delivering world-class energy management applications including DemandSMART™, comprehensive demand response; EfficiencySMART™, data-driven energy efficiency; SupplySMART™, energy price and risk management; and CarbonSMART™, enterprise carbon management. Our Network Operations Center (NOC) continuously supports these applications across thousands of C&I customer sites throughout the world. Working with more than 100 utilities and grid operators globally, we deliver energy, ancillary services, and carbon mitigation resources that provide cost-effective alternatives to investments in traditional power generation, transmission, and distribution. For more information, visit www.enernoc.com.

Safe Harbor Statement

Statements in this press release regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, without limitation, statements relating to the Company’s future financial performance on both a GAAP and non-GAAP basis, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to under the section “Risk Factors” in EnerNOC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as other documents that may be filed by EnerNOC from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. EnerNOC is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in this press release in accordance with accounting principles generally accepted in the United States (“GAAP”), EnerNOC also presents a non-GAAP financial measure relating to adjusted EBITDA.

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. EnerNOC provides the non-GAAP measure listed above as additional information relating to EnerNOC’s operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered measures of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies. The non-GAAP measure used in this press release differ from GAAP in that they exclude expenses related to stock-based compensation, amortization expense related to acquisition-related intangible assets, as well as in certain measures, the related impact of these adjustments on the provision for income taxes. In addition, investors should note the following:

•

EnerNOC defines “Adjusted EBITDA” as net income (loss), excluding depreciation, amortization, stock-based compensation, interest, income taxes and other income (expense). Adjusted EBITDA eliminates items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

EnerNOC’s management uses this non-GAAP measure when evaluating the Company’s operating performance and for internal planning and forecasting purposes. EnerNOC’s management believes that such measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance. For example, EnerNOC’s management considers adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.